VALIC COMPANY II

Small Cap Value Fund

Supplement to the Summary Prospectus dated January 1, 2012

At a meeting held on October 29, 2012, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the termination of SunAmerica Asset Management Corp. (“SAAMCo”) as one of the three co-sub-advisers responsible for managing a portion of the Small Cap Value Fund (the “Fund”), effective mid-December 2012 to mid-January 2013. J.P. Morgan Investment Management, Inc. (“JPMIM”) and Metropolitan West Capital Management, LLC (“MetWest”) also serve as co-sub-advisers to the Fund. The portion of the Fund’s net assets currently managed by SAAMCo will be transitioned to JPMIM and MetWest, each of which will continue to serve as co-sub-advisers to the Fund. Effective mid-December 2012 to mid-January 2013, JPMIM will manage approximately 60% of the Fund’s assets and MetWest will manage approximately 40% of the Fund’s assets.

The “Investment Adviser” section of the Fund Summary is amended to delete SAAMCo as a sub-adviser of the Fund and delete Dan Lew as portfolio manager of the Fund.

Date: December 3, 2012